Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

I, Eskil Anderson, President and Chief Financial Officer of Little Squaw Gold Mining Company, certify that:

1.

This quarterly report on Form 10-QSB of Little Squaw Gold Mining Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Little Squaw Gold Mining Company.

        /s/ Eskil Anderson

DATE:  May 13, 2003

       Eskil Anderson, President and

Chief Financial Officer